SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          Current Report


             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                           May 2, 1995
        ------------------------------------------------
        Date of Report (Date of earliest event reported)



              INTERNATIONAL TECHNOLOGY CORPORATION
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)



       Delaware              1-9037            33-0001212
       -----------          --------        -------------
   (State of other        (Commission         (IRS Employer
    jurisdiction of       File Number)         ID Number)
    incorporation)



                   23456 Hawthorne Boulevard
                   Torrance, California 90505
                -------------------------------
                 (Address of principal offices)



                         (310) 378-9933
      ----------------------------------------------------
      (Registrant's telephone number, including area code)

Item 1.   Changes in Control of Registrant.
          ---------------------------------
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------
          Not applicable.

Item 5.   Other Events.
          ------------

On April 6, 1995 the Board of Directors of the Corporation approved the amendment of its Rights Agreement, dated as of December 14, 1989, to change the expiration date of the preferred stock purchase rights issued and outstanding thereunder from December 14, 1999 to September 7, 1995.

On May 2, 1995, the Corporation executed the Amendment.

Attached hereto as exhibits are the form of the amendment and the Corporation's press release dated April 12, 1995 pertaining to the same.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------
          Not applicable.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------
          Exhibit

Item 8.   Changes in Fiscal Year.
          -----------------------
          Not applicable.

























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
                            SIGNATURE
                            ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    INTERNATIONAL TECHNOLOGY CORPORATION



Dated: May 10, 1995      -----------------------------
                         Anthony J. DeLuca
                         Senior Vice President
                         Chief Financial Officer













































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
                            SIGNATURE
                           ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    INTERNATIONAL TECHNOLOGY CORPORATION



Dated: May 10, 1995           /S/ ANTHONY J. DELUCA
                              ----------------------
                              Anthony J. DeLuca
                              Senior Vice President
                              Chief Financial Officer











































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
                          EXHIBIT INDEX


                                                         Sequentially
       No.       Exhibit                                Numbered Page *
       ----      --------                             -----------------

       1         Form of Amendment to Rights Agreement        5

       2         Press Release dated April 12, 1995           6

                          EXHIBIT INDEX


                                                      Exhibit Starts
          No.  Exhibit                                   on Page
          ---- --------                             -----------------
          1    Form of Amendment to Rights Agreement        5

          2    Press Release dated April 12, 1995           6

                            [Form of]
                  Amendment to Rights Agreement

               This Amendment to Rights Agreement is made and entered into as of the 6th day of April, 1995 by and between International Technology Corporation, a Delaware corporation (the "Company") and The First National Bank of Boston (the "Rights Agent").

               WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of the 14th day of December, 1989 (as amended, the "Rights Agreement"); and

               WHEREAS, the Independent Directors (as defined in the Rights Agreement) have approved this Amendment to Rights Agreement in accordance with Section 26 of the Rights Agreement;

               NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Rights Agent do hereby agree that the Rights Agreement shall be amended as follows:

               Section 1, paragraph (k) is hereby amended to read in its entirety as follows:

               "(k) "Expiration Date" shall mean September 7, 1995.

               In all other respects, the Rights Agreement shall continue in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Rights Agreement to be duly executed as of the day and year first above written.


               INTERNATIONAL TECHNOLOGY CORPORATION


               /s/ JAMES M. REDWINE
               ---------------------------------------------------
                   Assistant Secretary

               THE FIRST NATIONAL BANK OF BOSTON


               /s/ KAREN VANN
               ---------------------------------------------------
                   Account Representative

       For Immediate Release                   Anthony J. DeLuca
                                               Philip H. Ockelmann
                                               (310) 378-9933



International Technology Corporation Elects New Chairman - Takes More Aggressive Steps to Benefit Shareholders, Including Acceleration of Expiration Date of Stockholder Rights Plan - Completes Investment Bankers Strategic And Financial Review


(Torrance, California - April 12, 1995) -- Robert B. Sheh, president and chief executive officer of International Technology Corporation (IT) announced today the election of a new Chairman of the Board. He also outlined aggressive pro-shareholder initiatives, insuring that management's in with the interests of IT shareholders.

E. Martin Gibson, Formerly with Corning, Elected Chairman
- ---------------------------------------------------------
IT announced today the election of E. Martin Gibson, age 57, as Chairman of the Board of Directors. Mr. Gibson, who became a member of the Board in October 1994, will remain a non-executive director of the Company. His appointment fills a vacancy created by the resignation of Dr. Ralph Cunningham, who recently accepted the position of president and chief executive officer of CITGO Petroleum Corporation. Dr. Cunningham will continue as a director.

Mr. Gibson was Chairman of Corning Life Sciences, Inc., a subsidiary of Corning Incorporated (Corning) until December 1994, and is currently a consultant for Corning. In his 32 year career with Corning, Mr. Gibson has served in numerous management positions, including senior vice president and general manager of Corning Medical and Scientific Division, and group president of Consumer Products and Laboratory Sciences. He also serves on the Board of Directors of Hardinge Brothers, Inc., and NovaCare, Inc.

"In his brief term on our Board, all of us have benefited from Mr. Gibson's management experience and leadership skills. Mr. Gibson's perspective and insights gained from a career spent at one of America's most respected companies will strengthen IT's ability to serve all our constituencies - shareholders, customers and employees," said Robert B. Sheh.

"I believe in both the underlying apparent and not so apparent value of IT. We will work together to realize more of that value for our customers and all other stakeholders," Mr. Gibson stated in accepting the position.

Pro-shareholder Programs Adopted
- --------------------------------
The Board of Directors also adopted a broad additional array of executive stock ownership and other pro-shareholder programs:

   - Pursuant to Board guidelines senior management will be required, over the next five years, to own stock of the Company valued at an amount at least equal to one year's annual salary.
   - Also, senior management's annual bonus will now be directly affected by the Company's stock, with one portion of the bonus awarded based on the stock price and another portion awarded in stock.
   -   25% of the directors retainer fees will be received in stock.

"These programs will much more directly align the financial incentives and the interests of management and the Board with those of our shareholders. It is the Company's intention to purchase shares on the open market as required to satisfy the requirements of these various programs to prevent dilution to our shareholders," Mr. Sheh said.


Accelerates Expiration Date of Stockholders Rights Plan
- -------------------------------------------------------
At its recent meeting, the Board of Directors approved as well the acceleration of the expiration date of the stock purchase rights related to the Company's Stockholders Rights Plan from December 14, 1999, to September 7, 1995, the date of its 1995 Annual Shareholders Meeting.


Investment Bankers Strategic and Financial Review Completed

As previously announced, the investment banking firm of Donaldson, Lufkin & Jenrette (DLJ) was retained to advise the Company with respect to its strategic and financial plans, with the object of enhancing shareholder value. DLJ recently completed its review and reported their findings to our Board of Directors.

Consequently, the Company plans to exploit its strong market positions in its core business, and continue to improve operating fundamentals. External growth opportunities, with a primary focus on diversification, will also be considered. In addition, the Company plans to aggressively move forward to refinance its $50 million of outstanding senior debt due July 1996.

Mr. Sheh said, "Our plan positions the Company to take full advantage of rapidly changing industry conditions. The primary focus will be to enhance IT's value to our shareholders. We look forward to DLJ's continued advice, both in implementing our overall plan and in addressing our future capital requirements."

International Technology Corporation, based in Torrance, California, is a leading environmental management company providing services to government and industry. The Company's common stock and depositary shares are traded on the New York Stock Exchange under the symbols ITX and ITX pr, respectively.

                               ###












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